SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  August 7, 1998

                       Forestry  International, Inc.
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)


                              Colorado
         -----------------------------------------------------
           (State or other jurisdiction of incorporation)


              0-23310                              84-1116284
         ------------------------------------------------------
         (Commission File Number)          (I.R.S. Employer
                                           Identification No.)


             4640 Poplar Springs Drive, Meridian, MS 39305
         ---------------------------------------------------------------
            (Address of principal executive offices including zip code)


  (Registrant's telephone number including area code) (601) 485-3199

                             Not Applicable
        ----------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant

     Not Applicable.

Item 2.  Acquisition or Disposition of Assets

     Not Applicable.

Item 3.  Bankruptcy or Receivership

     Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant

     Not Applicable.

Item 5. Other Events

   Each of the following transactions were duly completed on September 28, 1997.

   I. The Registrant sold 150,000 common shares of the Registrant to 2959381 Canada, Inc., a Canadian corporation: no underwriter or placement agent was involved.
   The consideration received by the Registrant was the sum of $33,000.00 (US). No terms of conversion are applicable.
   Exemption from registration is claimed under the provisions of Regulation S of the Securities Act of 1933, as amended.

   II. The Registrant sold 150,000 common shares of the Registrant to 2959399 Canada, In., a Canadain corporation: No underwriter or placement agent was involved.
   The consideration received by the Registrant was the sum of $33,000.00 (US). No terms of conversion are applicable.
   Exemption from registration is claimed under the provisions of Regulation S of the Securities Act of 1933, as amended.

   III. The Registrant sold 140,000 common shares of the Registrant to Land Hum, Enterprises, Inc., a Canadian corporation: No underwriter or placement agent was involved.
   The consideration received by the Registrant was the sum of $30,800.00 (US). No terms of conversion are applicable.
   Exemption from registration is claimed under the provisions of Regulation S of the Securities Act of 1933, as amended.


Item 6.  Resignation of Registrant's Directors

     Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Not Applicable.













                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FORESTRY INTERNATIONAL, INC.  Date: February 6, 1998
(Registrant)

By:  _____________________
     Louis R. Turp, Chief Executive Officer